UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________
Form 8-K/A
______________________

Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2016
______________________
Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

_______________________
Commission File Number: 000-55605

MD	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)
(310) 469-6100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Griffin Capital Essential Asset REIT II, Inc., a Maryland corporation (the “Company”), hereby amends its Current Report on Form 8-K filed on December 29, 2016, for the purpose of filing the pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of a property located in Birmingham, Alabama in accordance with Article 11 of Regulation S-X.
In accordance with Article 11 of Regulation S-X, the Company hereby files the following unaudited pro forma financial information.
Item 9.01. Financial Statements

Page

(b) Unaudited Pro Forma Financial Information

• Unaudited Pro Forma Combined Balance Sheet as of September 30, 2016	5

• Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2015	6

• Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2016	7

• Notes to Unaudited Pro Forma Combined Financial Statements	8

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS
On December 22, 2016, the Company, through an indirect wholly-owned subsidiary of the Company, acquired from an unaffiliated third-party, two buildings totaling approximately 669,440 square feet consisting of (i) an approximately 410,480 square foot, nine-story office building and (ii) a 258,960 square foot, seven-story office building situated on a 19.8-acre site located in Birmingham, Alabama (the "Southern Company property"). The Southern Company property is currently leased in its entirety to Southern Company Services, Inc. ("Southern Company"). The purchase price for the Southern Company property was approximately $131.6 million, plus closing costs. The purchase price plus closing costs and certain acquisition expenses to third parties (reduced by certain adjustments, credits, and previous deposits) were funded with proceeds from the Company's public offering and a draw of $85.0 million pursuant to the Company's revolving credit facility. The Southern Company lease is an absolute triple-net lease with a remaining term of 27.3 years upon the Company's acquisition, expiring in March 2044. The Southern Company property has a rental history of less than three months, therefore, audited financial statements are not required under Rule 3-14 and Article 11 of Regulation S-X.
The unaudited pro forma combined balance sheet is presented to reflect the acquisition of the Southern Company property as if the acquisition had occurred on September 30, 2016.
The unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2015 and the nine months ended September 30, 2016, are presented as if (1) the Southern Company property was acquired from an unaffiliated third party as of January 1, 2015; and (2) the Southern Company property was financed with $85.0 million from the Company's revolving credit facility as of January 1, 2015.
The unaudited pro forma combined balance sheet and statements of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016 should be read in conjunction with the audited consolidated financial statements of the Company and accompanying notes thereto included in the Company’s annual report filed on Form 10-K for the year ended December 31, 2015 and the unaudited consolidated financial statements of the Company and accompanying notes thereto included in the Company's quarterly report filed on Form 10-Q for the three and nine months ended September 30, 2016 and the Company's Form 8-K filed on December 29, 2016 relating to the Southern Company acquisition. In the Company’s opinion, all adjustments necessary to reflect the effect of the property acquired and the respective debt incurred have been made.
The unaudited pro forma combined statements of operations for the year ended December 31, 2015 and for the nine months ended September 30, 2016 are not necessarily indicative of what the actual operating results would have been had the property been acquired on January 1, 2015, nor do they purport to represent the Company's future operating results.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
COMBINED BALANCE SHEET
September 30, 2016

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$28,989,171	$(2,994,597)	B	$25,994,574
Real estate:
Land	96,937,781	6,605,387	A	103,543,168
Building	531,529,150	94,487,898	A	626,017,048
Tenant origination and absorption cost	170,910,229	28,192,198	A	199,102,427
Total real estate	799,377,160	129,285,483		928,662,643
Less: accumulated depreciation and amortization	(30,970,822)	—		(30,970,822)
Total real estate, net	768,406,338	129,285,483		897,691,821
Above market leases, net	232,065	—		232,065
Real estate acquisition deposits	13,000,000	—		13,000,000
Deferred rent	3,960,594	—		3,960,594
Other assets, net	4,903,404	12,578,760	A/C	17,482,164
Total assets	$819,491,572	$138,869,646		$958,361,218
LIABILITIES AND EQUITY
Debt:
Revolving Credit Facility	$99,289,205	$85,000,000	B	$184,289,205
AIG Loan	126,087,115	—		126,087,115
Total debt	225,376,320	85,000,000		310,376,320
Accrued expenses and other liabilities	19,894,471	43,783,030	D	63,677,501
Distributions payable	1,250,556	—		1,250,556
Due to affiliates	20,738,517	3,056,529	E	23,795,046
Below market leases, net	49,432,293	7,030,087	A	56,462,380
Total liabilities	316,692,157	138,869,646		455,561,803
Commitments and contingencies
Equity:
Common stock subject to redemption	13,173,779	—		13,173,779
Stockholders' equity:
Preferred Stock, $0.001 par value, 200,000,000 shares authorized; no shares outstanding as of September 30, 2016	—	—		—
Common Stock, $0.001 par value, 700,000,000 shares authorized; 62,226,367 Class A, Class T and Class I shares outstanding as of September 30, 2016	62,225	—		62,225
Additional paid-in capital	542,319,897	—		542,319,897
Cumulative distributions	(28,408,537)	—		(28,408,537)
Accumulated deficit	(24,384,375)	—		(24,384,375)
Accumulated other comprehensive loss	(49,585)	—		(49,585)
Total stockholders' equity	489,539,625	—		489,539,625
Noncontrolling interests	86,011	—		86,011
Total equity	489,625,636	—		489,625,636
Total liabilities and equity	$819,491,572	$138,869,646		$958,361,218
See accompanying notes.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2015

	Historical	Southern Company Historical	Pro Forma Adjustments		Pro Forma
Revenue:
Rental income	$21,215,843	$—	$10,643,333	a	$31,859,176
Property tax recovery	2,382,469	—	—		2,382,469
Property expense recovery	1,397,839	—	—		1,397,839
Property insurance recovery	152,872	—	—		152,872
Total revenue	25,149,023	—	10,643,333		35,792,356
Expenses:
Asset management fees to affiliates	2,623,770	—	1,222,554	b	3,846,324
Property management fees to affiliates	333,016	—	13,361	c	346,377
Property operating	1,316,891	—	—		1,316,891
Property tax	2,713,373	398,765	—		3,112,138
Acquisition fees and expenses to non-affiliates	3,058,497	—	—		3,058,497
Acquisition fees and expenses to affiliates	10,876,098	—	—		10,876,098
Corporate operating expenses to affiliates	1,936,626	—	—		1,936,626
General and administrative	1,884,983	—	—		1,884,983
Depreciation and amortization	12,060,635	—	3,406,080	d	15,466,715
Total expenses	36,803,889	398,765	4,641,995		41,844,649
Income (loss) from operations	(11,654,866)	(398,765)	6,001,338		(6,052,293)
Other expense:
Interest income	261	—	—		261
Interest expense	(4,851,048)	—	(2,074,000)	e	(6,925,048)
Net income (loss)	(16,505,653)	(398,765)	3,927,338		(12,977,080)
Distributions to redeemable preferred unit holders	(397,803)				(397,803)
Preferred units redemption charge	(375,000)				(375,000)
Less: Net (income) loss attributable to noncontrolling interests	30,852		(12,953)	f	17,899
Net loss attributable to common stockholders	$(17,247,604)				$(13,731,984)
Net loss attributable to common stockholders, basic and diluted	$(1.19)				$(0.95)
Weighted average number of common shares outstanding, basic and diluted	14,479,960				14,479,960
See accompanying notes.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
COMBINED STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2016

	Historical	Southern Company Historical	Pro Forma Adjustments		Pro Forma
Revenue:
Rental income	$34,420,747	$—	$7,982,146	a	$42,402,893
Property tax recovery	3,830,058	—	—		3,830,058
Property expense recovery	3,595,354	—	—		3,595,354
Property insurance recovery	319,884	—	—		319,884
Total revenue	42,166,043	—	7,982,146		50,148,189
Expenses:
Asset management fees to affiliates	4,259,379	—	916,915	b	5,176,294
Property management fees to affiliates	659,436	—	19,082	c	678,518
Property operating	2,710,786	—	—		2,710,786
Property tax	4,368,324	310,137	—		4,678,461
Acquisition fees and expenses to non-affiliates	880,391	—	—		880,391
Acquisition fees and expenses to affiliates	6,323,670	—	—		6,323,670
Corporate operating expenses	1,492,059	—	—		1,492,059
General and administrative	2,108,884	—	—		2,108,884
Depreciation and amortization	18,910,187	—	2,549,907	d	21,460,094
Total expenses	41,713,116	310,137	3,485,904		45,509,157
Income (loss) from operations	452,927	(310,137)	4,496,242		4,639,032
Other expense:
Interest income	1,358	—	—		1,358
Interest expense	(7,157,334)	—	(1,552,667)	e	(8,710,001)
Net income (loss)	(6,703,049)	(310,137)	2,943,575		(4,069,611)
Less: Net loss (income) attributable to noncontrolling interests	2,894		(1,102)	f	1,792
Net loss attributable to common stockholders	$(6,700,155)				$(4,067,819)
Net loss attributable to common stockholders, basic and diluted	$(0.15)				$(0.09)
Weighted average number of common shares outstanding, basic and diluted	45,400,076				45,400,076

See accompanying notes.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
NOTES TO UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS
Adjustments to the Unaudited Pro Forma Combined Balance Sheet
The unaudited pro forma combined balance sheet as of September 30, 2016 reflects the following adjustments:
A. The Company evaluated the Southern Company acquisition, under the clarified framework for determining whether an integrated set of assets and activities meets the definition of a business, pursuant to the ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, issued in January 2017, which the Company early-adopted. Acquisitions that do not meet the definition of a business are accounted for as asset acquisitions. Since the Southern Company acquisition lacked a substantive process, the transaction did not meet the definition of a business and consequently was accounted for as an asset acquisition. The Company allocated the total consideration (including acquisition costs) to the individual assets and liabilities acquired on a relative fair value basis, which are listed below:

Southern Company
Land	$6,605,387
Building	94,487,898
Intangible leasing assets	28,192,198
Accounts receivable - seller escrow rent	12,483,760
In-place lease valuation - below market	(7,030,087)
Total	$134,739,156
B. The purchase price of the Southern Company property was approximately $131.6 million, plus closing costs. The purchase price plus closing costs and certain acquisition expenses to third parties (reduced by certain assumed liabilities) were funded with proceeds from the Company's public offering and a draw of $85.0 million pursuant to the Company's revolving credit facility.
C. Represents portion of the purchase price allocated to accounts receivable - seller escrow rent and prepaid environmental insurance paid through closing as follows:

Southern Company
Accounts receivable - seller escrow rent	$12,483,760
Prepaid environmental insurance	95,000
Total	$12,578,760
D. Represents other liabilities related to tenant improvement payments and leasing commissions assumed as part of the transaction.

Southern Company
Tenant improvement allowance	$40,000,000
Leasing commissions	3,783,030
Total	$43,783,030
E. Represents the acquisition fee and expenses payable to the advisor, which were capitalized as part of the purchase price allocation.
Adjustments to the Unaudited Pro Forma Combined Statements of Operations for the Year Ended December 31, 2015 and Nine Months Ended September 30, 2016
The historical amounts for the Southern Company property include historical operating revenues and certain expenses for the periods presented. Property level expenses, such as depreciation and amortization, interest expense, and management fees, for the Southern Company property are presented as pro forma adjustments to the unaudited pro forma combined statements of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016, and are derived from the result of the transaction.
The following are the explanations for operating and property level revenues and certain expenses included in the unaudited pro forma combined statements of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016:
a. The pro forma adjustments include contractual rent, straight-line rent, and below market in-place lease amortization as of the acquisition date.
The following summarizes the adjustment made to rental income for the year ended December 31, 2015:

Southern Company
Contractual rent	$1,336,099
Straight-line rent	9,048,542
Below market, in-place rent	258,692
$10,643,333
The following summarizes the adjustment made to rental income for the nine months ended September 30, 2016:

Southern Company
Contractual rent	$1,908,163
Straight-line rent	5,880,318
Below market, in-place rent	193,665
$7,982,146
b. Asset management fees are paid monthly to the Company's advisor at approximately 0.08%, or 1.00% annually, based on the aggregate book value of the Property, pursuant to the advisory agreement.
c. Property management oversight fees are paid monthly to the Company's property manager at 1.00% of gross property revenue received pursuant to the property management agreement.
d. Depreciation and amortization expense is reflected in the pro forma based on an estimated useful life of 40 years for building and building improvements, and the remaining contractual, in-place lease term for intangible lease value.
The following table summarizes the adjustment made to depreciation and amortization expense by asset category for the year ended December 31, 2015:

Southern Company
Building and building improvements	$2,368,669
Tenant absorption and leasing costs	1,037,411
$3,406,080
The following table summarizes the adjustment made to depreciation and amortization expense by asset category for the nine months ended September 30, 2016:

Southern Company
Building and building improvements	$1,773,266
Tenant absorption and leasing costs	776,641
$2,549,907
e. Represents interest expense on the draw of $85.0 million from the revolving credit facility directly attributable to the acquisition. The borrowing bears a current interest variable rate of 2.40% (1.65% fixed plus LIBOR) and matures on December 12, 2019 (assuming the one-year extension is exercised).

Assuming a change in LIBOR rates of 1.25% for the year ended December 31, 2015 and the nine months ended September 30, 2016, the following would be the impact to net (loss) income:

Sensitivity analysis on changes in interest rates (1)
	Increase of 1.25%	Decrease of 1.25%
Impact to net (loss) income for the year ended December 31, 2015	$(1,080,208)	$648,125
Impact to net (loss) income for the nine months ended September 30, 2016	(808,681)	485,208
(1) LIBOR rate at the date of acquisition was 0.75%.
f. The following table summarizes the weighted-average shares outstanding at the end of each period and the allocable percentage of noncontrolling interest:

	For the Year Ended December 31, 2015	For the Nine Months Ended September 30, 2016
Total weighted average shares - historical	14,479,960	45,400,076
Operating partnership units issued in the initial capitalization of the operating partnership (A)	20,000	20,000
Total weighted average share and units outstanding - pro forma (B)	14,499,960	45,420,076
Percentage of operating partnership units (noncontrolling interests) to total outstanding shares (A/B)	0.14%	0.04%
Net loss	$(12,977,080)	$(4,069,611)
Net loss attributable to noncontrolling interest based on the percentage of operating partnership units outstanding to total outstanding shares	$(17,899)	$(1,792)

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.

Date: March 10, 2017	By:	/s/ Javier F. Bitar
Javier F. Bitar Chief Financial Officer and Treasurer